THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED JANUARY 5, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2006, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of The Enterprise Group of Funds, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed reorganization of a series of the Corporation into an existing corresponding mutual fund advised by Goldman Sachs Asset Management L.P.

Information Regarding the Proposed Reorganization of the

AXA Enterprise Growth Fund into the Goldman Sachs Capital Growth Fund

On December 29, 2006, the Board of Directors of the Corporation approved, in principle, a form of Agreement and Plan of Reorganization (“Reorganization Agreement”), which is subject to execution by the Corporation and the Goldman Sachs Trust. The Reorganization Agreement provides for the reorganization of the AXA Enterprise Growth Fund (“Enterprise Fund”) into the Goldman Sachs Capital Growth Fund (“Goldman Sachs Fund”) (“Reorganization”). The shareholders of the Enterprise Fund must approve its proposed Reorganization before the transaction can be effected.

The Enterprise Fund and the Goldman Sachs Fund have similar investment objectives, policies and risks. Enterprise Capital Management, Inc. serves as the investment manager for the Enterprise Fund while Goldman Sachs Asset Management L.P. serves as the investment adviser for the Goldman Sachs Fund and will continue to provide the day-to-day portfolio management for the Goldman Sachs Fund after the Reorganization.

A special shareholder meeting of the Enterprise Fund is scheduled to be held on or about April 25, 2007 to vote on the Reorganization Agreement. It is anticipated that, subject to shareholder approval, the effective date of the Reorganization will occur in the second quarter of 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in the Enterprise Fund (subject to the usual limitations described in the Corporation’s Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Corporation’s Prospectus dated March 1, 2006, as supplemented.

Additional information about the Goldman Sachs Fund and the proposed Reorganization will be sent to shareholders of the Enterprise Fund in the first quarter of 2007 as part of proxy solicitation materials.

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